Exhibit 10.5(b)
JOINDER AGREEMENT
THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of October 2, 2018, by C1-Allen LLC, a Delaware limited liability company, C1-ATL LLC, a Delaware limited liability company, C1-Mesa LLC, Delaware limited liability company, C1-Sterling VIII LLC, a Delaware limited liability company, C1-Santa Clara LLC, a Delaware limited liability company, Warhol TRS LLC, a Delaware limited liability company, Warhol Partnership LLC, a Delaware limited liability company, and Warhol REIT LLC, a Delaware limited liability company (each, a “Joining Party” and collectively, the “Joining Parties”)), and delivered to JPMorgan Chase Bank, N.A., as Administrative Agent, pursuant to Section 2.24 of the Credit Agreement dated as of March 29, 2018, as amended, restated or otherwise modified from time to time (the “Credit Agreement”), among CyrusOne LP (the “Company”), the Subsidiary Borrowers party thereto, the Lenders and agents party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.
RECITALS
A.    Each Joining Party wishes, in accordance with Section 2.24 of the Credit Agreement, to become an additional Subsidiary Guarantor under the Guarantee Agreement.
B.    Each Joining Party expects to realize direct and indirect benefits as a result of the availability to the Borrowers of the credit facilities under the Credit Agreement.
NOW, THEREFORE, each Joining Party agrees as follows:
AGREEMENT
1.    Joinder. By this Joinder Agreement, each Joining Party hereby becomes a “Subsidiary Guarantor” and a “Guarantor” under the Guarantee Agreement, and the other Loan Documents with respect to all the Obligations of the Borrowers now or hereafter incurred under the Credit Agreement and the other Loan Documents. Each Joining Party agrees that, as of the Effective Date (and, in the case of representations and warranties, subject to the following paragraph) such Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Subsidiary Guarantor and a Guarantor under the Guarantee Agreement and the other Loan Documents.
2.    Representations and Warranties of the Joining Parties. Each Joining Party represents and warrants to Administrative Agent that, as of the Effective Date (as defined below), except as disclosed in writing by such Joining Party to Administrative Agent on or prior to the date hereof and approved by the Administrative Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement and which disclosures are attached hereto as Schedule A), the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as applied to such Joining Party as a Subsidiary Guarantor and a Guarantor on and as of the Effective Date as though made on that date (unless such representations apply to any earlier date). As of the Effective Date, each Joining Party shall be in compliance with all covenants and agreements in the Loan Documents of a Subsidiary Guarantor with respect to such Joining Party and no Default or Event of Default exists or will exist after giving effect hereto as of the date hereof.

3.    Joint and Several. Each Joining Party hereby agrees that, as of the Effective Date, the Guarantee Agreement and the other Loan Documents heretofore delivered to Administrative Agent and the Lenders shall be a joint and several obligation of such Joining Party to the same extent as if executed and delivered by such Joining Party, and upon request by Administrative Agent, will promptly become a party to the Guarantee Agreement and the other applicable Loan Documents to confirm such obligation.
4.    Further Assurances. Each Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as Administrative Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.
5.    GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.    Counterparts. This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.
7.    The effective date (the “Effective Date”) of this Joinder Agreement shall be the date first above written.
IN WITNESS WHEREOF, each Joining Party has executed this Joinder Agreement under seal as of the day and year first above written.
“JOINING PARTIES”:
C1-ALLEN LLC, a Delaware limited liability company
By: /s/ Diane M. Morefield
Name: Diane M. Morefield
Title: Chief Financial Officer
(SEAL)
C1-ATL LLC, a Delaware limited liability company
By: /s/ Diane M. Morefield
Name: Diane M. Morefield
Title: Chief Financial Officer
(SEAL)
C1-MESA LLC, a Delaware limited liability company
By: /s/ Diane M. Morefield
Name: Diane M. Morefield
Title: Chief Financial Officer
(SEAL)

C1-STERLING VIII LLC, a Delaware limited liability company
By: /s/ Diane M. Morefield
Name: Diane M. Morefield
Title: Chief Financial Officer
(SEAL)
C1-SANTA CLARA LLC, a Delaware limited liability company
By: /s/ Diane M. Morefield
Name: Diane M. Morefield
Title: Chief Financial Officer
(SEAL)
WARHOL TRS LLC, a Delaware limited liability company
By: /s/ Diane M. Morefield
Name: Diane M. Morefield
Title: Chief Financial Officer
(SEAL)
WARHOL PARTNERSHIP LLC, a Delaware limited liability company
By: /s/ Diane M. Morefield
Name: Diane M. Morefield
Title: Chief Financial Officer
(SEAL)
WARHOL REIT LLC, a Delaware limited liability company
By: /s/ Diane M. Morefield
Name: Diane M. Morefield
Title: Chief Financial Officer
(SEAL)

ACKNOWLEDGED:
JPMORGAN CHASE BANK, N.A., as Administrative Agent
By: /s/Alexander Vardama
Its: Vice President
Title: Authorized Signer